Investment Manager
    Legg Mason Fund Adviser, Inc.                      ANNUAL REPORT
    Baltimore, MD                                    DECEMBER 31, 1997

Investment Adviser
    Western Asset Management Company
    Pasadena, CA

Board of Directors                                       LEGG MASON
    John F. Curley, Jr., Chairman                          INCOME
    Edmund J. Cashman, Jr., Vice Chairman                TRUST, INC.
    Edward A. Taber, III, President
    Richard G. Gilmore
    Charles F. Haugh                             U.S. GOVERNMENT INTERMEDIATE
    Arnold L. Lehman                                   INVESTMENT GRADE
    Dr. Jill E. McGovern                                   HIGH YIELD
    T. A. Rodgers                                U.S. GOVERNMENT MONEY MARKET

Transfer and Shareholder Servicing Agent
    Boston Financial Data Services
    Boston, MA

Custodian
    State Street Bank & Trust Company
    Boston, MA
                                                    The Art of Investing
Counsel
    Kirkpatrick & Lockhart LLP
    Washington, D.C.

Independent Accountants
    Coopers & Lybrand L.L.P.                         [Legg Mason Logo]
    Baltimore, MD                                           FUNDS

    The U.S. Government Money Market Portfolio is neither insured nor guaranteed by the U.S. Government. There can be no assurance that the fund will always be able to main-tain a stable net asset value of $1.00 per share.

    This report is not to be distributed unless preceded or accompanied by a prospectus.


      LEGG MASON WOOD WALKER, INCORPORATED
    ---------------------------------------
                 100 Light Street
    P.O. Box 1476, Baltimore, MD 21203-1476
                410 o 539 o 0000


LMF-056

To Our Shareholders,


   We are pleased to provide you with Legg Mason Income Trust's annual report, combining reports for the Legg Mason U.S. Government Intermediate Portfolio, Investment Grade Income Portfolio, High Yield Portfolio and the U.S. Government Money Market Portfolio. If you own more than one portfolio of the Income Trust, this combination will eliminate extra mailings to your home. If you own only one portfolio, you may be interested in reviewing information on other portfolios of Income Trust.

   The following table summarizes key statistics for each portfolio, as of December 31, 1997:

                                                                                     Net Asset Value
                                                 SEC Yield*         Average Life        Per Share
                                                 ----------         ------------     ---------------
            Government Intermediate                 5.37%             6.3 years           $10.40
            Investment Grade                        5.70%            10.9 years           $10.59
            High Yield                              7.34%             6.0 years           $16.29
            Government Money Market                 4.88%              69 days            $ 1.00

   Net asset values per share for Government Intermediate, Investment Grade and High Yield rose from their June 30, 1997 levels, reflecting gains in the value of our portfolio holdings. For the full year, total returns for the three Primary Class of shares for the funds were 6.95%, 10.31% and 15.86%, respectively (total return measures investment performance in terms of appreciation or depreciation in a portfolio's net assets per share, plus dividends and any capital gain distributions). Beginning on the following page, portfolio managers responsible for the Income Trust portfolios discuss 1997 results and the investment outlook. The funds' total returns in various periods since their inceptions (and performance information for Navigator shares) are shown on pages 4 through 6.

   For each of our funds, historical performance is not indicative of future results, and principal value of our holdings will continue to fluctuate so that shares, when redeemed, may be worth more or less than their original cost.(dagger)

   Many of our shareholders regularly add to their fund holdings by authorizing automatic, monthly transfers from their bank checking or Legg Mason accounts. Your Legg Mason Financial Advisor will be happy to help you make these arrangements if you would like to purchase shares in this convenient way.

                                   Sincerely,


                                   /s/ John F. Curley, Jr.
                                   -----------------------
                                   John F. Curley, Jr.
                                   Chairman

February 2, 1998

----------
       * SEC Yields reported for the U.S. Government Intermediate, Investment Grade and High Yield Portfolios are for the 30 days ended December 31, 1997 and for the U.S. Government Money Market Portfolio are for the 7 days ended December 31, 1997.

(dagger) The U.S. Government Money Market Portfolio attempts to stabilize the value of its shares at $1.00 but there can be no assurance that the fund will always be able to maintain a stable net asset value of $1.00.

Portfolio Managers' Comments
Legg Mason Income Trust, Inc.

Market Overview

   Although the economy proved stronger than our expectations last year, inflation did not. Indeed, the dominant feature on the domestic economic landscape was a significant decline in inflation and inflation expectations in the first half of the year. Whereas strong growth had pushed up bond yields the prior year, due to fears that excessive growth would eventually prove inflationary, these fears were overwhelmed in 1997 by persistent and strong evidence that inflation pressures remained firmly under control. This view was strengthened during the course of the second half of the year following an outbreak of devaluations and economic disruptions throughout the Asian countries. By the end of the year, inflation was well under 2%, and falling, and long-term interest rates had reached historic lows. Though the economy showed some signs of softening towards the end of the year, on balance it recorded fairly healthy rates of growth without displaying any signs of overheating.

U.S. Government Intermediate and Investment Grade Portfolios

   Both funds benefited from declining rates last year. Yield curve positioning also contributed to performance, with an emphasis on a barbell exposure to maturities which benefited from a general flattening of the yield curve. Investment Grade's returns were enhanced by a general tightening of credit spreads, particularly at the low end of the quality scale. Government Intermediate's returns were dampened by an emphasis on low-coupon mortgages, which underperformed. Both funds were negatively impacted by modest exposure to inflation-indexed bonds, since real interest rates rose as nominal rates fell.

   Government Intermediate produced a total return of nearly 7.0% for the year versus the Salomon Bros. Medium Term Treasury/Government Sponsored Index return of 7.8%. Investment Grade generated a total return of 10.3% versus the Salomon Bros. Broad Investment Grade Index return of 9.6%.

High Yield Portfolio

   The high-yield area once again enjoyed a tightening of spreads as interest rates fell and investors hungered for yield. From a fundamental perspective, continued economic strength, balance sheet restructuring and robust earnings provided the backdrop for an economy-wide improvement in credit quality. High Yield was the beneficiary of particularly strong performance in the single-B sector, where performance once again tended to mirror activity in the equity market. The fund also benefited from a modest exposure to emerging market debt, and was not materially impacted by the Asian debt and currency crisis.

   High Yield was again the star performer for the year, posting an impressive total return of 15.9% versus the Lehman Bros. High Yield Index return of 12.8%.

Market Commentary and Outlook

   The major story of 1997 was the collapse of Asian currencies, however, the little known but equally major story leading up to the Asian crisis was a dramatic, but stealthy, tightening of U.S. monetary policy. This took place in two stages: 1) the Fed's decision to raise short-term rates as inflation fell from 3% to 1.5% in the first half of the year, and 2) its decision to not respond to the waves of Asian devaluations in the second half of the year. These actions resulted in a significant rise in real interest rates and an unsatisfied surge in demand for dollar liquidity. The tightening was confirmed by evidence of a worldwide dollar scarcity, manifested in falling commodity and precious metals prices, a strengthening dollar, and a significant flattening of the yield curve.

   Going forward, we believe that the big story in 1998 is likely to be the unwinding of the monetary tightening that occurred in 1997. Forward indicators of inflation still reflect monetary tightness, and a realistic assessment of core inflation would probably place it at close to zero currently, so it is unlikely that the declines in interest rates to date will be enough to ward off the deflation hobgoblins which appear to be circling ever nearer these days. Consequently, we expect the Fed to shift to an easing mode within the next several months. However, it is unlikely to make any significant moves until the labor market shows clear signs of softening, or until some Asian-style financial flu strikes closer to home. In the final analysis, of course, the Fed has plenty of ammunition with which to ward off a serious deflation threat: after all, short-term interest rates can fall by hundreds of basis points (100 basis points = 1%) and still be higher than zero inflation.

Strategy

   Consistent with this view, we remain long our duration benchmarks, in anticipation of further declines in interest rates, but with a degree of caution which recognizes that valuations are not as attractive as they have been, and that the economy may begin to respond to the rather sharp decline in interest rates we've seen in the past nine months. We are targeting a more bulleted/less barbelled exposure to the yield curve, since Fed easing has the potential to steepen the yield curve by lowering short rates significantly, while at the same time slowing the decline in long-term rates.

   Mortgage sector exposure remains defensive, with an emphasis on discount coupons and AAA commercial mortgages to minimize prepayment risk. We still hold a modest overweighting to corporate securities, and plan to gradually upgrade the quality of our holdings in recognition of historically tight credit spreads and lingering deflationary risks.


                                                Western Asset Management Company



February 2, 1998

Performance Information
Legg Mason Income Trust, Inc.


Performance Comparison of a $10,000 Investment as of December 31, 1997

         The returns shown on these pages are based on historical results and are not intended to indicate future performance. The investment return and principal value of an investment in each of these funds will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Average annual returns tend to smooth out variations in a fund's return, so they differ from actual year-to-year results. No adjustment has been made for any income taxes payable by shareholders.

         The following graphs compare each Fund's total returns against that of the most closely matched broad-based securities market index. The lines illustrate the cumulative total return of an initial $10,000 investment for the periods indicated. The line for each Legg Mason Fund represents the total return after deducting all Fund investment management and other administrative expenses and the transaction costs of buying and selling securities. The line representing the securities market index does not include any transaction costs associated with buying and selling securities in the index or other administrative expenses.

         The Government Intermediate and Investment Grade Portfolios each have two classes of shares: Primary Class and Navigator Class. The Navigator Class, offered only to certain institutional investors, pays fund expenses similar to those paid by the Primary Class, except that transfer agency fees and shareholder servicing expenses are determined separately for each class and the Navigator Class does not incur Rule 12b-1 distribution fees.

         The U.S. Government Money Market Portfolio is excluded from this performance information because it does not have a variable share price.


      U.S. Government Intermediate-Term Portfolio--Primary Class

      -----------------------------------------------------
                                Cumulative   Average Annual
                               Total Return   Total Return
      -----------------------------------------------------
       One Year                   +6.95%        +6.95%
       Five Years                +33.08         +5.88
       Ten Years                +111.72         +7.79
       Life of Class(dagger)    +116.41         +7.70
      -----------------------------------------------------
       (dagger) Primary Class inception -- August 7, 1987
      -----------------------------------------------------



                 [Graph Appears Here -- See Plot Points Below]


                                        Salomon Brothers
                    U.S. Government   Medium-Term Treasury/
                     Intermediate     Government-Sponsored
                     Primary Class        Index (1)

Dec. '87               $10,000.00           $10,000.00
Dec. '88                10,644.07            10,646.00
Dec. '89                12,005.62            11,996.00
Dec. '90                13,091.59            13,153.00
Dec. '91                14,971.84            15,013.00
Dec. '92                15,908.79            16,066.00
Dec. '93                16,965.95            17,374.00
Dec. '94                16,639.10            17,073.00
Dec. '95                18,948.17            19,530.00
Dec. '96                19,795.28            20,325.00
Dec. '97                21,898.00            21,172.00


(1) The Salomon Brothers Medium-Term Treasury/Government Sponsored Index is an all-inclusive universe of institutionally traded U.S. Treasury and Government-Sponsored securities. The index is market-capitalization weighted and includes fixed-rate bonds with maturities between 1 and 10 years.

      Investment Grade Income Portfolio--Primary Class

      -----------------------------------------------------
                                Cumulative   Average Annual
                               Total Return   Total Return
      -----------------------------------------------------
      One Year                   +10.31%       +10.31%
      Five Years                 +46.34         +7.91
      Ten Years                 +133.18         +8.84
      Life of Class(dagger)     +139.25         +8.74
      -----------------------------------------------------
      (dagger) Primary Class inception -- August 7, 1987
      -----------------------------------------------------


                 [Graph Appears Here -- See Plot Points Below]


                         Investment Grade Income      Salomon Brothers Broad
Years ended December 31,      Primary Class       Investment-Grade Bond Index(1)

      Dec. '87                  $10,000.00                  $10,000.00
      Dec. '88                   10,765.23                   10,798.00
      Dec. '89                   12,160.42                   12,357.00
      Dec. '90                   12,865.66                   13,481.00
      Dec. '91                   14,923.54                   15,634.00
      Dec. '92                   15,933.96                   16,821.00
      Dec. '93                   17,722.61                   18,491.00
      Dec. '94                   16,868.31                   17,964.00
      Dec. '95                   20,266.24                   21,293.00
      Dec. '96                   21,139.17                   21,644.00
      Dec. '97                   23,318.47                   24,185.00

(1) The Salomon Brothers Broad Investment-Grade Bond Index is a market-weighted index that contains approximately 4,700 individually priced investment grade bonds rated BBB or better. The index includes U.S. Treasury/agency issues, mortgage pass-through securities and corporate issues.



      High Yield Portfolio

      ----------------------------------------------------
                               Cumulative   Average Annual
                              Total Return   Total Return
      ----------------------------------------------------
      One Year                   +15.86%        +15.86%
      Life of Fund(dagger)       +52.57         +11.39
      ----------------------------------------------------
      (dagger) Fund inception--February 1, 1994
      ----------------------------------------------------


                 [Graph Appears Here -- See Plot Points Below]

             High Yield     Lehman High Yield
             Portfolio          Index (1)

2/1/94       $10,000            $10,000
6/94           9,812              9,565
12/94          9,796              9,686
6/95          10,705             10,892
12/95         11,561             11,545
6/96          12,241             11,943
12/96         13,169             12,855
6/97          14,085             13,603
12/97         15,257             14,495


(1) The Lehman Brothers High Yield Index is comprised of approximately 760 publicly traded below-investment grade U.S. corporate bonds.

      U.S. Government Intermediate-Term Portfolio--Navigator Class

      ------------------------------------------------------
                                Cumulative   Average Annual
                               Total Return   Total Return
      ------------------------------------------------------
      One Year                   +7.45%         +7.45%
      Life of Class(dagger)     +29.88          +8.84
      ------------------------------------------------------
      (dagger) Navigator Class inception -- December 1, 1994
      ------------------------------------------------------


                 [Graph Appears Here -- See Plot Points Below]


                                        Salomon Brothers
                    U.S. Government   Medium-Term Treasury/
                     Intermediate     Government-Sponsored
                    Navigator Class        Index (1)

12/1/94                $10,000               $10,000
12/94                   10,050                 9,827
6/95                    10,966                10,712
12/95                   11,502                11,241
6/96                    11,526                11,240
12/96                   12,088                11,699
6/97                    12,408                12,279
12/97                   12,988                12,878


(1) The Salomon Brothers Medium-Term Treasury/Government-Sponsored Index is an all-inclusive universe of institutionally traded U.S. Treasury and Government-Sponsored securities. The index is market-capitalization weighted and includes fixed-rate bonds with maturities between 1 and 10 years.



      Investment Grade Income Portfolio--Navigator Class

      ------------------------------------------------------
                                Cumulative   Average Annual
                               Total Return   Total Return
      ------------------------------------------------------
      One Year                   +10.95%        +10.95%
      Life of Class(dagger)      +18.02          +8.47
      ------------------------------------------------------
      (dagger) Navigator Class inception -- December 1, 1995
      ------------------------------------------------------


                 [Graph Appears Here -- See Plot Points Below]


                                     Salomon Brothers Broad
                Investment Grade        Investment-Grade
             Income Navigator Class      Bond Index (1)

12/01/95            $10,000                $10,000
12/95                10,142                 10,000
3/96                 10,000                  9,961
6/96                 10,042                 10,010
9/96                 10,269                 10,197
12/96                10,978                 10,505
3/97                 10,978                 10,451
6/97                 11,399                 10,827
9/97                 11,399                 11,187
12/97                11,802                 11,517



(1) The Salomon Brothers Broad Investment-Grade Bond Index is a market-weighted index that contains approximately 4,700 individually prices investment grade bonds rated BBB or better. The index includes U.S. Treasury/agency issues, mortgage pass-through securities and corporate issues.

Statement of Net Assets
Legg Mason Income Trust, Inc.
December 31, 1997
(Amounts in Thousands)

U.S. Government Intermediate-Term Portfolio

                                                             Rate         Maturity Date                Par           Value
---------------------------------------------------------------------------------------------------------------------------
U.S. Government and Agency Obligations -- 43.0%

      Fixed-rate Securities -- 37.3%
      Federal Farm Credit Bank                               6.66%          12/26/06                $ 5,850       $  6,080
      Overseas Private Investment Corporation                6.93%          12/15/08                 15,000         15,619
      Private Export Funding Corporation                     7.03%          10/31/03                  4,000          4,207
      Tennessee Valley Authority                             6.235%         7/15/45                   5,000          5,163
      United States Treasury Notes                           7.125%         2/29/00                   4,000          4,116
      United States Treasury Notes                           6%             8/15/00                  21,400         21,554
      United States Treasury Notes                           6.25%          4/30/01 to 2/28/02       19,860         20,210
      United States Treasury Notes                           6.625%         3/31/02 to 5/15/07        7,910          8,294
      United States Treasury Notes                           5.875%         9/30/02                   7,100          7,139
      United States Treasury Notes                           7.875%         11/15/04                  4,500          5,031
      United States Treasury Notes                           7%             7/15/06                   5,295          5,715
      United States Treasury Notes                           6.50%          10/15/06                  3,700          3,874
      United States Treasury Notes                           6.125%         8/15/07                   8,000          8,221
                                                                                                                  --------
                                                                                                                   115,223
                                                                                                                  --------

      Inflation-indexed Securities -- 5.5%
      United States Treasury Inflation-indexed Security      3.375%         1/15/07                  17,625         17,162(E)
                                                                                                                  --------

      Stripped Securities(D) -- 0.2%
      United States Treasury Bonds                           0%             5/15/99                     600            556(2)
                                                                                                                  --------
      Total U.S. Government and Agency Obligations  (Identified Cost-- $130,783)                                   132,941
---------------------------------------------------------------------------------------------------------------------------
U.S. Government Agency Mortgage-backed Securities-- 35.6%

      Fixed-rate Securities -- 31.5%
      Fannie Mae                                             11.50%         4/1/04                    1,971          2,056
      Fannie Mae                                             8.50%          6/1/10 to 8/1/11          3,266          3,382
      Fannie Mae                                             6.50%          11/1/10 to 7/1/13        23,894         23,958
      Fannie Mae                                             9.50%          7/1/14                      734            790
      Fannie Mae                                             11%            12/1/15                     773            857
      Fannie Mae                                             9.50%          6/25/18                   1,200          1,302
      Fannie Mae                                             9%             11/1/21                   2,272          2,439
      Fannie Mae                                             6.50%          4/1/24                       30             29
      Fannie Mae                                             7%             12/1/26 to 2/1/27         1,926          1,935
      Fannie Mae                                             6%             2/1/27                    4,970          4,790
      Fannie Mae                                             7%             9/1/27                    5,500          5,539(A)
      Federal Agricultural Mortgage Corporation              7.92%          1/25/12                   1,500          1,583
      Freddie Mac                                            10.75%         7/1/00                        4              4
      Freddie Mac                                            8.75%          2/1/01 to 10/1/01           656            674
      Freddie Mac                                            6.55%          11/13/01                 15,000         15,002
      Freddie Mac                                            9%             2/1/02                      316            326
      Freddie Mac                                            7.10%          4/10/07                   5,000          5,366
      Freddie Mac                                            8.25%          2/1/08                      512            531
      Freddie Mac                                            8.50%          12/1/08                     247            257

Legg Mason Income Trust, Inc.

                                                             Rate         Maturity Date                Par           Value
---------------------------------------------------------------------------------------------------------------------------
U.S. Government Agency Mortgage-backed Securities -- Continued

      Fixed-rate Securities -- Continued
      Freddie Mac                                            9.75%          11/1/09                  $  260       $    279
      Freddie Mac                                            9.75%          11/1/14                     205            220
      Freddie Mac                                            8.50%          1/1/17                      903            937
      Freddie Mac                                            9%             1/1/17 to 1/1/21          3,114          3,338
      Freddie Mac                                            9.30%          4/15/19                   3,554          3,813
      Freddie Mac                                            8.50%          6/1/21                    1,092          1,144
      Freddie Mac                                            6.50%          2/1/26 to 8/1/26          5,266          5,214
      Government National Mortgage Association               9%             7/15/04 to 8/15/06        4,063          4,254
      Government National Mortgage Association               7.50%          3/15/17                      25             26
      Government National Mortgage Association               9%             3/15/20 to 9/15/22           84             90
      Government National Mortgage Association               7.50%          12/15/22 to 9/15/25       3,264          3,349
      Government National Mortgage Association               8%             1/15/23 to 5/15/25        2,573          2,669
      Government National Mortgage Association               7%             12/15/23 to 1/15/24         702            711
      Government National Mortgage Association               8%             2/15/26                     418            434
                                                                                                                   -------
                                                                                                                    97,298
                                                                                                                   -------
      Indexed Securities(F) -- 2.4%
      Government National Mortgage Association               6.875%         12/20/21                  2,586          2,663
      Government National Mortgage Association               7.375%         6/20/22                   4,562          4,704
                                                                                                                   -------
                                                                                                                     7,367
                                                                                                                   -------

      Stripped Securities(D) -- 0.5%
      Fannie Mae                                             152%           11/25/20                    156          1,498(1)
                                                                                                                   -------

Variable-rate Securities(C) -- 1.2%
      Fannie Mae                                             7.651%         5/25/22                   3,661          3,754
                                                                                                                   -------
      Total U.S. Government Agency Mortgage-backed Securities  (Identified Cost-- $108,136)                        109,917
---------------------------------------------------------------------------------------------------------------------------
Asset-backed Securities -- 0.9%

      Fixed-rate Securities-- 0.9%
      Aesop Funding II LLC                                   6.40%          10/20/03                  1,500          1,508
      AFC Home Equity Loan Trust                             7.75%          11/30/06                  1,330          1,343
                                                                                                                   -------
      Total Asset-backed Securities  (Identified Cost-- $2,843)                                                      2,851
---------------------------------------------------------------------------------------------------------------------------

                                                             Rate         Maturity Date                Par           Value
---------------------------------------------------------------------------------------------------------------------------
Corporate Bonds and Notes -- 6.2%

      Fixed-rate Securities -- 5.7%
      Columbia/HCA Healthcare Corp.                          8.85%          1/1/07                 $  5,000      $  5,444
      General Motors Acceptance Corporation                  7.20%          1/29/98                     500           500
      Philip Morris Companies Inc.                           9.25%          2/15/00                   2,000         2,113
      Postal Square L.P.                                     6.50%          6/15/22                   5,000         5,000
      Time Warner, Inc.                                      7.75%          10/15/17                  4,500         4,582
                                                                                                                 --------
                                                                                                                   17,639
                                                                                                                 --------

      Variable-rate Securities(C) -- 0.5%
      NationsBank Capital Trust II                           6.308%         1/15/27                   1,600         1,586
                                                                                                                 --------
      Total Corporate Bonds and Notes  (Identified Cost-- $18,938)                                                 19,225
---------------------------------------------------------------------------------------------------------------------------
Mortgage-backed Securities -- 4.7%

      Fixed-rate Securities -- 2.5%
      Merrill Lynch Mortgage Investors, Inc.                 6.69%          11/21/28                  2,994         3,030
      Metropolitan Asset Funding, Inc.                       6.85%          8/20/05                   3,000         2,996
      Resolution Trust Corporation                           10%            5/25/22                   1,563         1,579
                                                                                                                 --------
                                                                                                                    7,605
                                                                                                                 --------
      Variable-rate Securities(C) -- 2.2%
      Resolution Trust Corporation                           8.753%         3/25/21                   4,618         4,699
      Resolution Trust Corporation                           7.970%         9/25/29                   2,274         2,271
                                                                                                                 --------
                                                                                                                    6,970
                                                                                                                 --------
      Total Mortgage-backed Securities  (Identified Cost-- $14,679)                                                14,575
---------------------------------------------------------------------------------------------------------------------------
Yankee Bonds(B) -- 3.8%

      Fixed-rate Securities -- 3.8%
      Petrozuata Finance                                     7.63%          4/1/09                    7,000         7,398(G)
      Province of Quebec                                     7%             1/30/07                     700           725
      YPF Sociedad Anonima                                   7%             10/26/02                    887           891
      YPF Sociedad Anonima                                   7.50%          10/26/02                  2,605         2,647
                                                                                                                 --------
      Total Yankee Bonds  (Identified Cost-- $11,288)                                                              11,661
---------------------------------------------------------------------------------------------------------------------------

Legg Mason Income Trust, Inc.



U.S. Government Intermediate-Term Portfolio--Continued


                                                             Rate         Maturity Date                Par           Value
---------------------------------------------------------------------------------------------------------------------------
Short-term Investments -- 6.6%
      U.S. Government Obligations -- 0.3%
      United States Treasury Bills                           5.23%           3/5/98                $  1,000       $    991(A)
                                                                                                                  --------

      Repurchase Agreement -- 6.3%
      Merrill Lynch Securities Corp.
        6.60%, dated 12/31/97, to be repurchased at $19,194 on 1/2/98
        (Collateral: $19,450 Fannie Mae Medium-term Notes,
        6.58%, due 12/17/07, value $19,621)                                                          19,187         19,187
                                                                                                                  --------

      Options Purchased(H) -- N.M.
      Eurodollar Future Call, June 98, Strike Price $94.25                                              180(I)          65
                                                                                                                  --------
      Total Short-term Investments  (Identified Cost-- $20,233)                                                     20,243
---------------------------------------------------------------------------------------------------------------------------
      Total Investments-- 100.8%  (Identified Cost-- $306,900)                                                     311,413
      Other Assets Less Liabilities-- (0.8)%                                                                        (2,547)
                                                                                                                  --------
      Net Assets Consisting of:
      Accumulated paid-in-capital applicable to:
        28,951 Primary Class shares outstanding                                                    $307,870
        761 Navigator Class shares outstanding                                                        7,810
      Accumulated net realized loss on investments, options and futures                             (11,329)
      Unrealized appreciation of investments                                                          4,515
                                                                                                   --------
      Net Assets-- 100.0%                                                                                         $308,866
                                                                                                                  ========
      Net Asset Value Per Share:
        Primary Class                                                                                               $10.40
                                                                                                                    ======
        Navigator Class                                                                                             $10.40
                                                                                                                    ======

                                                            Expiration                      Actual            Appreciation/
                                                               Date                        Contracts         (Depreciation)
---------------------------------------------------------------------------------------------------------------------------
      Options Written(H)
      Eurodollar Future Call, Strike Price $94.75            June 98                           60                   $ 3
                                                                                                                    ===
      Futures Contracts Purchased(H)
      U.S. Treasury Note Future                              March 98                          31                   $(1)
                                                                                                                    ===
---------------------------------------------------------------------------------------------------------------------------

(A) When issued security -- Security purchased on a delayed delivery basis. Final settlement amount and maturity date have not yet been announced.
(B) Yankee Bonds -- Dollar denominated bonds issued in the U.S. by foreign entities.
(C) The coupon rates shown on variable rate securities are the rates at December 31, 1997. These rates vary with the weighted average coupon of the underlying loans.
(D) Stripped Securities - Securities with interest-only or principal-only payment streams as denoted by superscript 1 or 2, respectively.
(E) United States Treasury Inflation-indexed Security -- U.S. Treasury security whose principal value is adjusted daily in accordance with changes in the Consumer Price Index. Interest is calculated on the basis of the current adjusted principal value.
(F) Indexed Securities -- The rate of interest earned on these securities is tied to the London Interbank Offered Rate (LIBOR), the One Year Treasury Constant Maturity Rate or a similar Index. The coupon rate is the rate as of December 31, 1997.
(G) Rule 144a Security -- A security purchased pursuant to Rule 144a under the Securities Act of 1933 which may not be resold subject to that rule except to qualified institutional buyers.
(H) Options and futures are described in more detail in the notes to financial statements.
(I) This represents the actual number of contracts.
N.M. Not Meaningful

See notes to financial statements.

Statement of Net Assets
Legg Mason Income Trust, Inc.
December 31, 1997
(Amounts in Thousands)

Investment Grade Income Portfolio


                                                             Rate         Maturity Date            Par/Shares        Value
---------------------------------------------------------------------------------------------------------------------------
Corporate Bonds and Notes -- 21.2%

      Finance -- 2.6%
      Associates Corporation, North America                  8.15%          8/1/09                  $ 1,000        $ 1,118
      General Motors Acceptance Corporation                  0%             6/15/15                   2,700            858(A)
      J.P. Morgan Capital Trust                              7.95%          2/1/27                      180            190
      Western Financial Savings Bank F.S.B.                  8.50%          7/1/03                    1,000            964
                                                                                                                   -------
                                                                                                                     3,130
                                                                                                                   -------

      Food and Beverage -- 1.2%
      RJR Nabisco, Inc.                                      8.75%          4/15/04                     200            214
      RJR Nabisco, Inc.                                      8.75%          7/15/07                   1,110          1,204
                                                                                                                   -------
                                                                                                                     1,418
                                                                                                                   -------

      Industrial -- 7.6%
      Ford Motor Company                                     7.70%          5/15/99                   1,000          1,099
      Kmart Corporation                                      7.95%          2/1/23                    2,000          1,933
      Loews Corporation                                      7.625%         6/1/23                    2,000          2,056
      Philip Morris Companies, Inc.                          7%             7/15/05                     390            398
      TCI Communications Incorporated                        9.65%          3/31/27                   1,650          1,932
      Tele Communications Incorporated                       9.25%          1/15/23                     200            222
      Westpoint Stevens Inc.                                 8.75%          12/15/01                  1,000          1,043
      Worldcom Inc.                                          9.375%         1/15/04                     610            646
                                                                                                                   -------
                                                                                                                     9,329
                                                                                                                   -------

      Media and Entertainment -- 1.6%
      News America Holdings Incorporated                     8.875%         4/26/23                   1,000          1,164
      News America Holdings Incorporated                     8.25%          10/17/2096                  700            762
                                                                                                                   -------
                                                                                                                     1,926
                                                                                                                   -------

      Oil and Gas -- 0.9%
      Louis Dreyfus Natural Gas Corporation                  9.25%          6/15/04                   1,000          1,120
                                                                                                                   -------

      Transportation -- 0.8%
      Delta Airlines, Inc.                                   7.79%          12/1/98                   1,000          1,014
                                                                                                                   -------

      Utilities -- 6.5%
      Cleveland Electric Ilumination Co.                     7.88%          11/1/17                     850            894(B)
      Connecticut Light and Power Company                    7.875%         6/1/01                    1,750          1,770
      First PV Funding Corporation                           10.15%         1/15/16                     468            507
      Gulf States Utilities Corp.                            8.25%          4/1/04                    1,800          1,944
      Niagara Mohawk Power Corporation                       7.75%          5/15/06                   1,200          1,267
      North Atlantic Energy Corporation                      9.05%          6/1/02                      811            834
      System Energy Resources, Inc.                          7.43%          1/15/11                     741            747
                                                                                                                   -------
                                                                                                                     7,963
                                                                                                                   -------
      Total Corporate Bonds and Notes  (Identified Cost-- $24,157)                                                  25,900
---------------------------------------------------------------------------------------------------------------------------

                                                             Rate         Maturity Date            Par/Shares        Value
---------------------------------------------------------------------------------------------------------------------------
Asset-backed Securities -- 4.6%

      Fixed-rate Securities -- 3.0%
      Advanta Home Equity Loan Trust                         5.95%          3/25/09                  $  833        $   807
      Chevy Chase Home Loan Trust                            7.15%          5/15/15                   1,465          1,504
      Green Tree Financial Corp.                             7.85%          7/15/04                   1,326          1,348
                                                                                                                   -------
                                                                                                                     3,659
                                                                                                                   -------
      Variable-rate Securities(C) -- 1.6%
      Advanta Credit Card Master Trust                       6.138%         1/1/05                    2,000          1,999
                                                                                                                   -------

      Total Asset-backed Securities  (Identified Cost-- $5,616)                                                      5,658
---------------------------------------------------------------------------------------------------------------------------
Mortgage-backed Securities -- 10.6%
      Fixed-rate Securities -- 9.7%
      Asset Securitization Corporation                       6.92%          2/14/29                   1,162          1,194
      Asset Securitization Corporation                       6.88%          11/13/29                  1,900          1,952
      First Union-Lehman Brothers Commercial Mortgage        7.38%          6/18/29                     400            422
      Lehman Structured Securities Corp.                     7.995%         6/25/26                   1,902          1,919
      Merrill Lynch Mortgage Investors, Inc.                 6.96%          11/21/28                  2,900          2,990
      Nomura Asset Securities Corporation                    8.15%          4/4/27                      600            654
      Nomura Asset Securities Corporation                    7.12%          4/13/36                     680            709
      Oakdale Mall Trust 94-1 Class A                        7.95%          5/1/06                    1,000          1,043(B)
      PSB Financial Corporation II                           11.05%         12/1/15                     621            674
      Resolution Trust Corporation                           10%            5/25/22                     330            334
                                                                                                                   -------
                                                                                                                    11,891
                                                                                                                   -------

      Variable-rate Securities(C) -- 0.9%
      Resolution Trust Corporation                           6.76%          4/25/28                     832            830(B)
      Resolution Trust Corporation                           8.28%          9/25/29                     310            312
                                                                                                                   -------
                                                                                                                     1,142
                                                                                                                   -------
      Total Mortgage-backed Securities  (Identified Cost-- $12,844)                                                 13,033
---------------------------------------------------------------------------------------------------------------------------
U.S. Government and Agency Obligations -- 25.3%

      Fixed-rate Securities -- 20.0%
      Resolution Funding Corporation                         0%             10/15/20                  3,400            839(A)
      United States Treasury Bonds                           6%             2/15/26                     860            859
      United States Treasury Bonds                           6.50%          11/15/26                     60             64
      United States Treasury Bonds                           6.625%         2/15/27                   7,953          8,633
      United States Treasury Bonds                           6.375%         8/15/27                     410            432
      United States Treasury Bonds                           6.125%         11/15/27                    600            617
      United States Treasury Notes                           5.625%         10/31/99                  6,500          6,493
      United States Treasury Notes                           5.875%         9/30/02                   1,305          1,312
      United States Treasury Notes                           5.75%          11/30/02                    200            200
      United States Treasury Notes                           6.625%         5/15/07                   2,740          2,900
      United States Treasury Notes                           6.125%         8/15/07                   2,050          2,107
                                                                                                                   -------
                                                                                                                    24,456
                                                                                                                   -------

Legg Mason Income Trust, Inc.


Investment Grade Income Portfolio -- Continued

                                                             Rate         Maturity Date            Par/Shares        Value
---------------------------------------------------------------------------------------------------------------------------
U.S. Government and Agency Obligations -- Continued

      Inflation-indexed Securities -- 5.3%
      United States Treasury Inflation-indexed Security      3.375%         1/15/07                 $ 6,691        $ 6,515(G)
                                                                                                                   -------
      Total U.S. Government and Agency Obligations  (Identified Cost-- $30,429)                                     30,971
---------------------------------------------------------------------------------------------------------------------------
      U.S. Government Agency Mortgage-backed Securities -- 30.9%

      Fixed-rate Securities -- 27.0%
      Fannie Mae                                             8%             4/25/06 to 3/1/10         1,658          1,723
      Fannie Mae                                             9.15%          9/25/18                     123            125
      Fannie Mae                                             6%             9/1/25 to 11/1/97         3,030          2,924
      Fannie Mae                                             6.50%          12/1/27                   6,800          6,715(E)
      Fannie Mae                                             7%             12/1/27                   1,100          1,108(E)
      Freddie Mac                                            8.75%          10/1/01                      42             44
      Freddie Mac                                            8.50%          2/1/04                      236            241
      Freddie Mac                                            8.75%          1/1/08 to 10/1/08           584            609
      Freddie Mac                                            8.50%          11/1/09                     333            346
      Freddie Mac                                            6%             2/1/14                    2,091          2,037
      Freddie Mac                                            6.50%          9/15/15                      21             21
      Freddie Mac                                            7%             8/1/24 to 5/1/26          9,597          9,723
      Freddie Mac                                            6.50%          2/1/26 to 3/1/26          1,471          1,456
      Freddie Mac                                            8%             7/1/26                    1,124          1,164
      Government National Mortgage Association               9%             7/15/16 to 6/15/17        1,273          1,387
      Government National Mortgage Association               7%             1/15/24                     787            796
      Government National Mortgage Association               8%             12/15/26                  2,504          2,595
                                                                                                                   -------
                                                                                                                    33,014
                                                                                                                   -------
      Indexed Securities(D) --0.5%
      Government National Mortgage Association               6.875%         10/20/22                    562            579
                                                                                                                   -------
                                                                                                                       579
                                                                                                                   -------
      Variable-rate Securities(C) -- 3.4%
      Freddie Mac                                            7.885%         9/1/24                      936            980
      Student Loan Marketing Association                     5.74%          4/25/06                   3,210          3,202
                                                                                                                   -------
                                                                                                                     4,182
                                                                                                                   -------
      Total U.S. Government Agency Mortgage-backed Securities  (Identified Cost-- $36,877)                          37,775
---------------------------------------------------------------------------------------------------------------------------
Yankee Bonds(F) -- 5.3%

      Fixed-rate Securities -- 4.4%
      Korea Development Bank                                 6.625%         11/21/03                    560            436
      Petro Mexicanos                                        8.850%         9/15/07                   1,000            990(B)
      Republic of Argentina                                  9.75%          9/19/27                     740            706
      Republic of Venezuela                                  9.25%          9/15/27                     290            259
      Tata Electric Company                                  8.50%          8/19/17                   2,000          1,783(B)
      YPF Sociedad Anonima                                   7.50%          10/26/02                  1,116          1,133
                                                                                                                   -------
                                                                                                                     5,307
                                                                                                                   -------

                                                             Rate         Maturity Date            Par/Shares        Value
---------------------------------------------------------------------------------------------------------------------------
      Indexed Securities(D) -- 0.9%
      Republic of Brazil                                     6.813%         1/1/01                 $  1,197       $  1,138
                                                                                                                  --------
      Total Yankee Bonds  (Identified Cost-- $6,658)                                                                 6,445
---------------------------------------------------------------------------------------------------------------------------
Preferred Stock -- 1.2%
      News Corp. Limited                                     5%             11/12/16                    300 shs        195(B)
      Time Warner Incorporated                               10.25%         2/1/23                        1          1,284(B)
                                                                                                                  --------
      Total Preferred Stock  (Identified Cost-- $1,350)                                                              1,479
---------------------------------------------------------------------------------------------------------------------------
Warrants(H)-- 0.1%
      News Corp. Limited  (Identified Cost-- $111)                                                        3 wts         67(B)
---------------------------------------------------------------------------------------------------------------------------
Short-term Investments-- 5.9%

      U.S. Government Obligations -- 0.8%
      United States Treasury Bills                           5.23%          3/5/98                 $  1,000            991(I)
                                                                                                                  --------

      Repurchase Agreement-- 5.1%
      Merrill Lynch Securities Corp.
        6.60%, dated 12/31/97, to be repurchased at $6,207 on 1/2/98
        (Collateral: $6,290 Fannie Mae, Medium-term Notes,
        6.58%, due 12/17/07, value $6,345)                                                            6,205          6,205
                                                                                                                  --------

      Options Purchased(K) -- N.M.
      Eurodollar Future Call, March 98, Strike Price $94.00                                               9(J)           3
      Eurodollar Future Call, June 98, Strike Price $94.25                                               56(J)          20
                                                                                                                  --------
                                                                                                                        23
                                                                                                                  --------
      Total Short-term Investments  (Identified Cost-- $7,216)                                                       7,219
---------------------------------------------------------------------------------------------------------------------------
      Total Investments-- 105.1%  (Identified Cost-- $125,258)                                                     128,547
      Other Assets Less Liabilities-- (5.1%)                                                                        (6,195)
                                                                                                                  --------
      Net Assets Consisting of:
      Accumulated paid in capital applicable to:
        11,526 Primary Class shares outstanding                                                    $119,340
        24 Navigator Class shares outstanding                                                           247
      Undistributed net investment income                                                                72
      Accumulated net realized loss on investments, options and futures                                (523)
      Unrealized appreciation of investments, options and futures                                     3,216
                                                                                                   --------
      Net Assets-- 100.0%                                                                                         $122,352
                                                                                                                  ========
      Net Asset Value Per Share:
        Primary Class                                                                                               $10.59
                                                                                                                    ======
        Navigator Class                                                                                             $10.59
                                                                                                                    ======

Legg Mason Income Trust, Inc.


Investment Grade Income Portfolio -- Continued

                                                                       Expiration               Actual       Appreciation/
                                                                          Date                 Contracts     (Depreciation)
---------------------------------------------------------------------------------------------------------------------------
      Options Written(K)
      U.S. Treasury Bond Future Put, Strike Price $116.00              February 98                22                $ 12
                                                                                                                    ----

      Futures Contracts Purchased(K)
      U.S. Treasury Note Future                                         March 98                  43                $  2
                                                                                                                    ----

      Futures Contracts Written(K)
      U.S. Treasury Bond Future                                         March 98                  83                $(84)
      U.S. Treasury Bond Future                                         March 98                  39                  (3)
                                                                                                                    ----
                                                                                                                    $(87)
                                                                                                                    ====
---------------------------------------------------------------------------------------------------------------------------

(A) Zero-coupon bond -- A bond with no periodic interest payments which is sold at such a discount as to produce a current yield to maturity.
(B) Rule 144a security -- A security purchased pursuant to Rule 144a under the Securities Act of 1933 which may not be resold subject to that rule except to qualified institutional buyers.
(C) The coupon rates shown on variable-rate securities are the rates at December 31, 1997. These rates vary with the weighted average coupon of the underlying loans.
(D) Indexed Security -- The rate of interest earned on these securities is tied to the London Interbank Offered Rate (LIBOR), the Cost of Funds Index
    (COFI), the One Year Treasury Constant Maturity Rate or a similar Index. The coupon rates shown are the rates at December 31, 1997.
(E) When-issued Security -- Security purchased on a delayed delivery basis. Final settlement amount and maturity date have not yet been announced.
(F) Yankee Bond -- Dollar denominated bond issued in the U.S. by foreign entities.
(G) United States Treasury Inflation-indexed Security -- U.S. Treasury security whose principal value is adjusted daily in accordance with changes in the Consumer Price Index. Interest is calculated on the basis of the current adjusted principal value.
(H) Non-income producing.
(I) Collateral to cover futures contracts written.
(J) This represents the actual number of contracts.
(K) Options and Futures are described in more detail in the notes to financial statements.
N.M. Not meaningful.

See notes to financial statements.

Statement of Net Assets
Legg Mason Income Trust, Inc.
December 31, 1997
(Amounts in Thousands)

High Yield Portfolio

                                                             Rate         Maturity Date            Par/Shares        Value
---------------------------------------------------------------------------------------------------------------------------
Corporate Bonds and Notes -- 69.7%

      Builders and Building Materials -- 3.2%
      American Architectual Products Corp.                   11.75%         12/1/07                 $ 3,000        $ 3,049(C,D)
      Degeorge Home Alliance                                 12%            4/1/01                    3,500          3,439
      Fortress Group, Inc.                                   13.75%         5/12/03                   5,000          5,625
                                                                                                                   -------
                                                                                                                    12,113
                                                                                                                   -------
      Cable and Media -- 1.5%
      Brill Media Company LLC                                7.50%          12/15/07                  3,000          2,805(D,F)
      Granite Broadcasting Corporation                       9.375%         12/1/05                   2,000          2,025
      Young Broadcasting Corporation                         10.125%        2/15/05                   1,000          1,050
                                                                                                                   -------
                                                                                                                     5,880
                                                                                                                   -------
      Computers -- 1.7%
      Computervision Corporation                             11.375%        8/15/99                   3,000          3,022
      Verio, Inc.                                            13.50%         6/15/04                   3,000          3,525
                                                                                                                   -------
                                                                                                                     6,547
                                                                                                                   -------
      Financial -- 1.4%
      Chatwins Group, Inc.                                   13%            5/1/03                    3,000          3,195
      Ocwen Trust                                            10.875%        8/1/27                    2,000          2,177
                                                                                                                   -------
                                                                                                                     5,372
                                                                                                                   -------
      Food Services -- 3.3%
      International Fast Foods Corporation                   11%            10/31/07                  6,884          5,301(C,G)
      Iowa Select Farms                                      10.75%         12/1/05                   4,000          4,115
      Mrs. Fields Original Cookies                           10.125%        12/1/04                   2,000          2,017(C,D)
      TLC Beatrice International Holdings                    11.50%         10/1/05                   1,000          1,173
                                                                                                                   -------
                                                                                                                    12,606
                                                                                                                   -------
      Forest Products and Paper -- 0.5%
      American Pad and Paper Company                         13%            11/15/05                  1,723          1,947
                                                                                                                   -------

      Gaming -- 2.4%
      Aztar Corporation                                      11%            10/1/02                   2,000          2,055
      Hollywood Park, Inc.                                   9.5%           8/1/07                    3,000          3,199(D)
      Trump Atlantic City Associates                         11.25%         5/1/06                    2,750          2,715
      Trump Hotels & Casino Resorts, Inc.                    15.50%         6/15/05                   1,000          1,145
                                                                                                                   -------
                                                                                                                     9,114
                                                                                                                   -------
      Gas and Pipeline Utilities -- 2.6%
      Abraxas Petroleum Corporation                          11.50%         11/1/04                   3,000          3,285
      Dailey Petroleum Services Corp.                        9.75%          8/15/07                   1,500          1,564(D)
      Harcor Energy, Inc.                                    14.875%        7/15/02                   2,000          2,245
      Texas Petrochemicals                                   11.125%        7/1/06                    2,500          2,706
                                                                                                                   -------
                                                                                                                     9,800
                                                                                                                   -------

Legg Mason Income Trust, Inc.

                                                             Rate         Maturity Date            Par/Shares        Value
---------------------------------------------------------------------------------------------------------------------------
      Industrial -- 11.3%
      W.R. Carpenter North America                           10.625%        6/15/07                 $ 3,000        $ 3,109
      Crown Castle International Corp.                       0%             11/15/07                  3,000          1,883(C,D,F)
      Falcon Holdings Group L.P.                             11%            9/15/03                   3,693          3,979(G)
      Haynes International, Inc.                             11.625%        9/1/04                    3,000          3,420
      High Voltage Engineering Corp.                         10.50%         8/15/04                   2,000          2,075
      Imagyn Medical Technologies, Inc.                      12.50%         4/1/04                    3,000          2,865
      Neenah Corp. Series B                                  11.125%        5/1/07                    2,000          2,175
      Neenah Corp. Series D                                  11.125%        5/1/07                    2,000          2,175
      NL Industries, Inc.                                    11.75%         10/15/03                  2,000          2,210
      NL Industries, Inc.                                    0%             10/15/05                  2,000          1,990(F)
      Norcal Waste Systems, Inc.                             13.50%         11/15/05                  1,500          1,740
      Park-Ohio Industries                                   9.25%          12/1/07                   2,500          2,537(C,D)
      Penda Industries, Inc.                                 10.75%         3/1/04                    1,500          1,522
      Sabreliner Corp.                                       12.50%         4/15/03                   3,000          3,135
      Therma-Wave, Inc.                                      10.625%        5/15/04                   4,000          4,300
      United Auto Group, Inc.                                11%            7/15/07                   4,000          3,950(D)
                                                                                                                   -------
                                                                                                                    43,065
                                                                                                                   -------

      Leisure and Entertainment -- 0.4%
      CLN Holdings, Inc.                                     0%             5/15/01                   1,000            603(E)
      Sullivan Broadcasting                                  10.25%         12/15/05                  1,000          1,088
                                                                                                                   -------
                                                                                                                     1,691
                                                                                                                   -------

      Metals and Mining -- 1.0%
      Gulf States Steel, Inc.                                13.50%         4/15/03                   4,000          3,940
                                                                                                                   -------

      Publishing and Advertising -- 1.1%
      Affiliated Newspapers Investments, Inc.                0%             7/1/06                    4,500          4,117(F)
                                                                                                                   -------

      Retail -- 1.4%
      Cort Furniture Rental Corp.                            12%            9/1/00                    1,400          1,547
      Duane Reade Corp.                                      12%            9/15/02                   1,000          1,048
      Duane Reade Holdings Corp.                             0%             9/15/04                   3,500          2,914(F)
                                                                                                                   -------
                                                                                                                     5,509
                                                                                                                   -------

      Services -- 5.5%
      California Recreation LLC                              9%             7/8/07                    6,000          6,074(C)
      Iridium LLC Capital Corp.                              11.25%         7/15/05                   3,000          2,955(D)
      Iron Mountain, Inc.                                    8.75%          9/30/09                   2,500          2,563(D)
      Physicians Sales & Service, Inc.                       8.50%          10/1/07                   2,000          2,055(D)
      Ryder Trucks, Inc.                                     10%            12/1/06                   2,000          2,093(D)
      T/SF Communications Corporation                        10.375%        11/1/07                   2,000          2,005(D)
      Unisys Corp.                                           11.75%         10/15/04                  3,000          3,435
                                                                                                                   -------
                                                                                                                    21,180
                                                                                                                   -------

                                                             Rate         Maturity Date            Par/Shares        Value
---------------------------------------------------------------------------------------------------------------------------
      Shipping -- 4.8%
      Global Ocean Carriers, Ltd.                            10.25%         7/15/07                 $ 5,000        $ 4,787(D)
      Golden Ocean Group, Ltd.                               10%            8/31/01                   8,000          7,000
      Sea Containers Ltd., Sr. Nt.                           9.50%          7/1/03                    1,000          1,030
      Sea Containers Ltd., Sr. Deb. Series "A"               12.50%         12/1/04                   1,000          1,133
      Sea Containers Ltd., Sr. Deb Series "B"                12.50%         12/1/04                   1,000          1,135
      Statia Terminals International                         11.75%         11/15/03                  3,000          3,218
                                                                                                                   -------
                                                                                                                    18,303
                                                                                                                   -------

      Supermarkets -- 3.2%
      Big V Supermarkets, Incorporated                       11%            2/15/04                   4,500          4,702
      Food 4 Less Supermarket, Inc.                          0%             7/15/05                   3,000          2,610(F)
      The Pantry, Inc.                                       10.25%         10/15/07                  2,000          2,050(D)
      Pathmark Stores, Inc.                                  12.625%        6/15/02                   3,500          2,835
                                                                                                                   -------
                                                                                                                    12,197
                                                                                                                   -------

      Telecommunications -- 18.7%
      A+ Network, Inc.                                       11.875%        11/1/05                   2,000          1,980
      Advanced Radio Telecom Corp.                           14%            2/15/07                   2,000          1,940
      Charter Communications International, Inc.             11.25%         3/15/06                   1,250          1,375
      Galaxy Telecom L.P.                                    12.375%        10/1/05                   1,750          1,925
      Globalstar L.P.                                        11.375%        2/15/04                   3,000          3,056
      Global Telesystems Holdings                            12%            3/31/04                   1,000          1,045(C)
      Global Telesystems Holdings                            12%            6/30/04                   7,500          7,838(C)
      InterAmericas Communications Corporation               14%            10/27/07                  2,500          2,525(D)
      Intermedia Communications, Inc.                        0%             7/15/07                   5,000          3,638(D,F)
      International Wireless Communications
        Holdings, Inc.                                       0%             8/15/01                   5,000          2,650(E)
      MGC Communications, Inc.                               13%            10/1/04                   4,000          4,030(D)
      Mobile Telecommunications Technologies
        Corporation                                          13.50%         12/15/02                  2,250          2,610
      Nextel Communications, Inc.                            0%             8/15/04                   4,000          3,560(F)
      Nextlink Communications                                12.50%         4/15/06                   1,750          1,999
      Omnipoint Corporation                                  11.625%        8/15/06                   4,000          4,255
      Peoples Telephone Company, Inc.                        12.25%         7/15/02                   4,125          4,331
      Phonetel Technologies, Inc.                            12%            12/15/06                  3,500          3,644
      Primus Telecommunications Group                        11.75          8/1/04                    3,000          3,131
      Source Media, Inc.                                     12%            11/1/04                   3,000          2,993(D,G)
      Star Choice Communications, Inc.                       13%            12/15/05                  3,000          3,068
      Winstar Communications, Inc.                           0%             10/15/05                  6,500          6,857(D,F)
      Winstar Equipment II Corp.                             12.50%         3/15/04                   2,500          2,788(D)
                                                                                                                   -------
                                                                                                                    71,238
                                                                                                                   -------

Legg Mason Income Trust, Inc.

                                                             Rate         Maturity Date            Par/Shares        Value
---------------------------------------------------------------------------------------------------------------------------
      Textiles and Apparel -- 3.2%
      Apparel Ventures, Inc.                                 12.25%         12/31/00                $ 2,250        $ 2,211
      Casablanca Incorporated                                14%            9/1/01                    2,000          2,290(C)
      Collins & Aikman Products Corporation                  11.50%         4/15/06                   1,500          1,685
      National Fiberstock Corporation                        11.625%        6/15/02                   3,000          3,165
      Pour le bebe, Incorporated                             13%            8/9/01                    2,750          3,066(C)
                                                                                                                   -------
                                                                                                                    12,417
                                                                                                                   -------

      Transportation -- 2.5%
      Atlantic Express, Inc.                                 10.75%         2/1/04                    2,000          2,109(D)
      Greyhound Lines, Inc.                                  11.50%         4/15/07                   2,000          2,213
      Trans World Airlines, Inc.                             11.50%         12/15/04                  5,000          5,063(C,D)
                                                                                                                   -------
                                                                                                                     9,385
                                                                                                                   -------
      Total Corporate Bonds and Notes  (Identified Cost-- $251,044)                                                266,421
---------------------------------------------------------------------------------------------------------------------------
Yankee Bonds(A) -- 8.2%

      Cable and Media -- 0.6%
      Rogers Cablesystems Limited                            10%            3/15/05                   2,000          2,200
                                                                                                                   -------

      Entertainment -- 0.5%
      Livent, Inc.                                           9.375%         10/15/04                  2,000          1,998(C,D)
                                                                                                                   -------
      Financial -- 0.8%
      Netia Holdings BV                                      10.25%         11/1/07                   2,000          1,920(C,D)
      PTC International Finance BV                           0%             7/1/07                    1,700          1,039(D,F)
                                                                                                                   -------
                                                                                                                     2,959
                                                                                                                   -------

      Government -- 1.0%
      Republic of Argentina                                  9.75%          9/19/27                   1,500          1,430
      Republic of Brazil                                     6.813%         1/1/01                    1,256          1,194(H)
      Republic of Venezuela                                  9.25%          9/15/27                   1,500          1,337
                                                                                                                   -------
                                                                                                                     3,961
                                                                                                                   -------

      Industrials -- 2.7%
      Geberit International SA                               10.125%        4/15/07                   4,000          2,413
      Multicanal Participacoes SA                            12.625%        6/18/04                   2,000          2,097
      PT Polysindo EKA                                       13%            6/15/01                   1,250          1,137
      Pharmaceutical Fine Chemical                           9.75%          11/15/07                  2,000          2,030(C,D)
      Tevecap SA                                             12.625%        11/26/04                  3,000          2,760
                                                                                                                   -------
                                                                                                                    10,437
                                                                                                                   -------

      Metals and Mining -- 0.6%
      Algoma Steel, Inc.                                     12.375%        7/15/05                   2,000          2,320
                                                                                                                   -------

      Real Estate -- 0.4%
      Trizec Corporation Ltd.                                10.875%        10/15/05                  1,340          1,501
                                                                                                                   -------

                                                             Rate         Maturity Date            Par/Shares        Value
---------------------------------------------------------------------------------------------------------------------------
      Shipping-- 0.3%
      Pegasus Shipping Hellas                                11.875%        11/15/04                $ 1,000        $   987(C,D)
                                                                                                                   -------

      Telecommunications -- 1.3%
      Rogers Communications, Inc.                            8.875%         7/15/07                   3,000          3,000
      Tricom SA                                              11.375%        9/1/04                    2,000          1,950(D)
                                                                                                                   -------
                                                                                                                     4,950
                                                                                                                   -------
      Total Yankee Bonds  (Identified Cost-- $30,611)                                                               31,313
---------------------------------------------------------------------------------------------------------------------------
Preferred Stocks -- 12.2%

      Cable and Media -- 2.7%
      Cablevision Systems Corporation                        11.10%                                       1 shs         57(G)
      Capstar Broadcasting Partner                           11.25%                                      35          3,693
      SFX Broadcasting, Inc.                                 12.65%                                      21          2,498(G)
      Spanish Broadcasting System                            14.25%                                       4          3,995(D,G)
                                                                                                                   -------
                                                                                                                    10,243
                                                                                                                   -------

      Retail -- 0.1%
      Prime Retail Cv.                                       8.50%                                       20            480
                                                                                                                   -------

      Services -- 2.5%
      GPA Group PLC First Preference Shares                  8%                                          32          3,303(C)
      GPA Group PLC Second Preference Shares                 0%                                      10,000          5,475(C,F)
      La Petite Holdings Corp.                               12.125%                                     18            824(B)
                                                                                                                   -------
                                                                                                                     9,602
                                                                                                                   -------

      Telecommunications -- 6.9%
      Global Telesystems Group, Ltd.                         14%                                          5          5,511
      IXC Communications, Inc.                               12.50%                                       4          4,176(D,G)
      Intermedia Communications, Inc.                        13.50%                                       3          4,104(G)
      Nextlink Communications                                14%                                         44          2,751(G)
      Pegasus Media Communications                           12.75%                                       4          4,662(G)
      Source Media, Inc.                                     12.75%                                       1          2,600(D,G)
      Viasystems, Inc.                                       14%                                        122          2,601(G)
                                                                                                                   -------
                                                                                                                    26,405
                                                                                                                   -------
      Total Preferred Stocks  (Identified Cost-- $41,681)                                                           46,730
---------------------------------------------------------------------------------------------------------------------------

Legg Mason Income Trust, Inc.


High Yield Portfolio -- Continued

                                                                                                   Par/Shares        Value
---------------------------------------------------------------------------------------------------------------------------
Common Stocks -- 2.6%

      Industrials -- 0.2%
      Ladish Company, Inc.                                                                              305 shs    $   915(B)
                                                                                                                   -------
      Medical Supplies/Services -- 1.7%
      Interferon Sciences, Inc.                                                                         400          3,475(B)
      Unigene Labs, Inc.                                                                              1,180          3,098(B)
                                                                                                                   -------
                                                                                                                     6,573
                                                                                                                   -------

      Metals/Mining -- 0.1%
      Algoma Steel, Inc.                                                                                 44            151(B)
                                                                                                                   -------

      Telecommunications -- 0.6%
      CS Wireless Systems, Inc.                                                                           1              0(B)
      Global Telesystems Group, Inc.                                                                     10          2,203(B)
      Nextel Communications, Inc.                                                                         7            161(B)
                                                                                                                   -------
                                                                                                                     2,364
                                                                                                                   -------
      Total Common Stocks  (Identified Cost-- $7,179)                                                               10,003
---------------------------------------------------------------------------------------------------------------------------
Warrants(B) -- 0.6%
      Advanced Radio Telecom Corp.                                                                       30 wts        453
      Affiliated Newspapers Investments, Inc.                                                             2             81
      Cort Furniture Business Services Corp.                                                             25             94
      Globalstar Telecommunications                                                                       3            248
      Gulf States Steel, Inc.                                                                             2             61
      Harcor Energy, Inc.                                                                                33             83
      International Wireless Communications Holdings, Inc.                                                5            253
      NS Group, Inc.                                                                                      1              1
      Spanish Broadcasting System                                                                         4            850(D)
                                                                                                                   -------
      Total Warrants  (Identified Cost-- $764)                                                                       2,124
---------------------------------------------------------------------------------------------------------------------------

                                                                                                   Par/Shares        Value
---------------------------------------------------------------------------------------------------------------------------
Repurchase Agreement -- 4.9%
      Merrill Lynch Securities Corp.
        6.60%, dated 12/31/97, to be repurchased at $18,815 on 1/2/98
        (Collateral: $18,815 Fannie Mae, Mortgage-backed securities,
        6.58%, due 12/17/07, value $18,981)
        (Identified Cost-- $18,560)                                                                $ 18,560       $ 18,560
---------------------------------------------------------------------------------------------------------------------------
      Total Investments-- 98.2%  (Identified Cost-- $349,839)                                                      375,151
      Other Assets Less Liabilities-- 1.8%                                                                           6,992
                                                                                                                  --------
      Net Assets Consisting of:
      Accumulated paid-in capital applicable to
        23,457 shares outstanding                                                                  $356,221
      Undistributed net investment income                                                               198
      Undistributed net realized gain on investments                                                    343
      Unrealized appreciation of investments                                                         25,381
                                                                                                   --------

      Net Assets-- 100.0%                                                                                         $382,143
                                                                                                                  ========
      Net Asset Value Per Share                                                                                     $16.29
                                                                                                                    ======
---------------------------------------------------------------------------------------------------------------------------

(A) Yankee Bond -- Dollar-denominated bond issued in the U.S. by foreign entities.
(B) Non-income producing
(C) Private placement
(D) Rule 144a Security -- A security purchased pursuant to Rule 144a under the Securities Act of 1933 which may not be resold subject to that rule except to qualified institutional investors.
(E) Zero-coupon Bond -- A bond with no periodic interest payments which is sold at such a discount as to produce a current yield to maturity.
(F) Stepped coupon security -- A bond or preferred stock which amortizes to par by a specified date at which time it begins to accrue interest or pay dividends.
(G) Payment-in-kind ("PIK") security -- A bond or preferred stock in which interest during the initial years is paid in additional PIK bonds or preferred stock rather than in cash.
(H) The rate of interest on this security is tied to the London Interbank Offer Rate (LIBOR). The coupon rate shown is the rate as of December 31, 1997.

See notes to financial statements.

Statement of Net Assets
Legg Mason Income Trust, Inc.
December 31, 1997
(Amounts in Thousands)

U.S. Government Money Market Portfolio

                                                               Rate           Maturity Date            Par           Value
---------------------------------------------------------------------------------------------------------------------------
      U.S. Government and Agency Obligations -- 100.7%

      Fannie Mae                                           5.41 to 5.75%    1/20/98 to 6/30/98     $ 56,000       $ 55,856
      Federal Agricultural Mortgage Corp.                  5.71%            1/15/98                  11,550         11,524
      Federal Farm Credit Bank                             5.43 to 5.90%    4/1/98 to 10/1/98        56,000         55,941
      Federal Home Loan Bank                               4.50 to 5.96%    1/7/98 to 7/7/98         74,240         74,143
      Freddie Mac                                          5.68 to 5.71%    1/12/98 to 1/30/98      110,000        109,647
      Private Export Funding Corporation                   5.75%            4/30/98                   5,000          5,001
      Student Loan Marketing Association                   5.535 to 5.60%   2/25/98 to 8/11/98       15,000         14,983
                                                                                                                  --------
      Total U.S. Government and Agency Obligations  (Identified Cost-- $327,095)                                   327,095
---------------------------------------------------------------------------------------------------------------------------
Repurchase Agreement -- 5.6%

      Merrill Lynch Securities Corp.
        6.60%, dated 12/31/97, to be repurchased at $18,103 on 1/2/98
        (Collateral: $17,945 Fannie Mae, Medium-term Notes, 6.45%, due 2/14/02, value $19,060)
        (Identified Cost-- $18,096)                                                                  18,096         18,096
---------------------------------------------------------------------------------------------------------------------------
      Total Investments, at amortized cost and value-- 106.3%                                                      345,191
      Other Assets Less Liabilities-- (6.3)%                                                                       (20,495)
                                                                                                                  --------

      Net Assets Applicable to 324,692 Shares Outstanding-- 100.0%                                                $324,696
                                                                                                                  ========

      Net Asset Value Per Share                                                                                     $1.00
                                                                                                                    =====

      See notes to financial statements.

Statements of Operations
Legg Mason Income Trust, Inc.
(Amounts in Thousands)

                                                                                Year Ended 12/31/97
                                                           ----------------------------------------------------------------
                                                            U.S. Government  Investment Grade     High      U.S. Government
                                                          Intermediate-Term      Income           Yield      Money Market
                                                              Portfolio         Portfolio       Portfolio      Portfolio
---------------------------------------------------------------------------------------------------------------------------
Investment Income:
      Interest                                                 $20,486         $ 7,193         $28,099          $18,421
      Dividends                                                     --             201           2,277               --
                                                               -------         -------         -------          -------
          Total income                                          20,486           7,394          30,376           18,421
                                                               -------         -------         -------          -------

Expenses:
      Management fee                                             1,646             609           1,989            1,670
      Distribution and service fees                              1,460             506           1,524              326
      Transfer agent and shareholder servicing expense             180              85             171              264
      Audit and legal fees                                          61              39              61               47
      Custodian fee                                                149             108             111               82
      Directors' fees                                                6               6               6               12
      Registration fees                                             35              29              75               52
      Reports to shareholders                                       38              20              36               36
      Other expenses                                                15               7              25               16
                                                               -------         -------         -------          -------
                                                                 3,590           1,409           3,998            2,505
          Less fees waived                                        (638)           (395)             --               --
                                                               -------         -------         -------          -------
          Total expenses, net of waivers                         2,952           1,014           3,998            2,505
                                                               -------         -------         -------          -------

      Net Investment Income                                     17,534           6,380          26,378           15,916
                                                               -------         -------         -------          -------

Net Realized and Unrealized Gain (Loss) on Investments:
      Realized gain (loss) on:
          Investments                                              382           1,536           4,465               23
          Options                                                 (258)            122              --               --
          Futures                                                 (589)           (190)             --               --
                                                               -------         -------         -------          -------
                                                                  (465)          1,468           4,465               23
                                                               -------         -------         -------          -------

      Change in unrealized appreciation (depreciation)
        of investments, options and futures                      2,985           2,295          14,202               --
                                                               -------         -------         -------          -------

      Net Realized and Unrealized Gain (Loss)
        on Investments                                           2,520           3,763          18,667               23
---------------------------------------------------------------------------------------------------------------------------
      Change in Net Assets Resulting
        from Operations                                        $20,054         $10,143         $45,045          $15,939
---------------------------------------------------------------------------------------------------------------------------

      See notes to financial statements.

Statements of Changes in Net Assets
Legg Mason Income Trust, Inc.
(Amounts in Thousands)

                                         U.S. Government      Investment Grade           High            U.S. Government
                                         Intermediate-Term         Income                Yield            Money Market
                                             Portfolio            Portfolio            Portfolio            Portfolio
                                        ------------------   ------------------   ------------------   -------------------
                                            Years Ended          Years Ended          Years Ended           Years Ended
                                        12/31/97  12/31/96   12/31/97  12/31/96   12/31/97  12/31/96   12/31/97   12/31/96
---------------------------------------------------------------------------------------------------------------------------
Change in Net Assets:
      Net investment income            $ 17,534   $ 13,668   $ 6,380   $ 5,501   $ 26,378   $ 15,220   $ 15,916   $ 15,620
      Net realized gain (loss)
        on investments,
        options, and futures               (465)        51     1,468       570      4,465       (348)        23         42
      Change in unrealized
        appreciation (depreciation)
        of investments,
        options, and futures              2,985     (4,190)    2,295    (2,320)    14,202      8,599         --         --
---------------------------------------------------------------------------------------------------------------------------
      Change in net assets
        resulting from operations        20,054     9,529     10,143     3,751     45,045     23,471     15,939     15,662
      Distributions to shareholders:
        From net investment income:
          Primary Class                 (16,688)   (13,083)   (6,363)   (5,484)   (26,212)   (15,325)   (15,916)   (15,620)
          Navigator Class                  (460)      (253)      (17)      (17)        --         --         --         --
        From net realized gain
           on investments                    --         --        --        --     (1,943)        --         --         --
        In excess of net investment
          income:
          Primary Class                    (376)      (323)       --        --         --         --         --         --
          Navigator Class                   (10)        (9)       --        --         --         --         --         --
      Change in net assets from
        Fund share transactions:
           Primary Class                  4,674     65,943    26,418     8,039    131,145    117,545       (537)     8,522
           Navigator Class                 (256)     4,054        --        --         --         --         --         --
---------------------------------------------------------------------------------------------------------------------------
      Change in net assets                6,938     65,858    30,181     6,289    148,035    125,691       (514)     8,564

Net Assets:
      Beginning of year                 301,928    236,070    92,171    85,882    234,108    108,417    325,210    316,646
---------------------------------------------------------------------------------------------------------------------------
      End of year                      $308,866   $301,928  $122,352   $92,171   $382,143   $234,108   $324,696   $325,210
---------------------------------------------------------------------------------------------------------------------------
      Undistributed net
        investment income              $     --   $     --  $     72   $    43   $    198   $     --   $     --   $     --
---------------------------------------------------------------------------------------------------------------------------


See notes to financial statements.

Financial Highlights
Legg Mason Income Trust, Inc.

     Contained below is per share operating performance data for a share of common stock outstanding, total investment return, ratios to average net assets and other supplemental data. This information has been derived from information provided in the financial statements.

                                     Investment Operations                        Distributions From:
                              -------------------------------------  -----------------------------------------------
                                          Net Realized
                                         and Unrealized                                                  In Excess
                   Net Asset     Net     Gain (Loss) on    Total                 In Excess      Net        of Net
                     Value,   Investment  Investments,     From          Net       of Net    Realized     Realized
                   Beginning    Income       Options     Investment  Investment  Investment   Gain on      Gain on        Total
                    of Year     (Loss)     and Futures   Operations    Income      Income   Investments  Investments  Distributions
-----------------------------------------------------------------------------------------------------------------------------------
U.S. Government Intermediate-Term Portfolio
  --Primary Class
    Years Ended Dec. 31,
  1997              $10.31     $ .60(A)     $  .09        $ .69      $ (.59)       $(.01)    $  --        $  --         $ (.60)
  1996               10.47       .61(A)       (.16)         .45        (.60)        (.01)       --           --           (.61)
  1995                9.72       .57(A)        .75         1.32        (.57)          --        --           --           (.57)
  1994               10.43       .51(A)       (.71)        (.20)       (.51)          --        --           --           (.51)
  1993               10.70       .53(A)        .17          .70        (.53)          --      (.39)        (.05)          (.97)

  --Navigator Class
  Years Ended Dec. 31,
  1997              $10.31     $ .65(B)     $  .09        $ .74      $ (.64)       $(.01)    $  --        $  --         $ (.65)
  1996               10.47       .67(B)       (.16)         .51        (.66)        (.01)       --           --           (.67)
  1995                9.72       .62(B)        .75         1.37        (.62)          --        --           --           (.62)
  1994(E)             9.72       .05(B)         --          .05        (.05)          --        --           --           (.05)

Investment Grade Income Portfolio
  --Primary Class
    Years Ended Dec. 31,
  1997              $10.22     $ .65(C)     $  .37        $1.02      $ (.65)       $  --     $  --        $  --         $ (.65)
  1996               10.44       .64(C)       (.22)         .42        (.64)          --        --           --           (.64)
  1995                9.27       .65(C)       1.17         1.82        (.65)          --        --           --           (.65)
  1994               10.40       .60(C)      (1.09)        (.49)       (.60)          --      (.04)          --           (.64)
  1993               10.71       .62(C)        .33          .95        (.62)          --      (.63)        (.01)         (1.26)

  --Navigator Class
    Years Ended Dec. 31,
  1997              $10.22     $ .71(D)     $  .37        $1.08      $ (.71)       $  --     $  --        $  --         $ (.71)
  1996               10.44       .70(D)       (.22)         .48        (.70)          --        --           --           (.70)
  1995(F)            10.32       .03(D)        .12          .15        (.03)          --        --           --           (.03)

High Yield Portfolio
    Years Ended Dec. 31,
  1997              $15.37     $1.35        $  .99        $2.34      $(1.34)       $  --     $(.08)          --         $(1.42)
  1996               14.62      1.33           .76         2.09       (1.34)          --        --           --          (1.34)
  1995               13.57      1.29          1.05         2.34       (1.29)          --        --           --          (1.29)
  1994(G)            15.00      1.02         (1.44)        (.42)      (1.01)          --        --           --          (1.01)

                                                    Ratios/Supplemental Data
                               -----------------------------------------------------------------
                                                         Net
                   Net Asset                          Investment                    Net Assets,
                    Value,               Expenses    Income (Loss)   Portfolio        End of
                    End of     Total    to Average    to Average      Turnover         Year
                     Year      Return   Net Assets    Net Assets        Rate      (in thousands)
------------------------------------------------------------------------------------------------
U.S. Government Intermediate-Term Portfolio
  --Primary Class
    Years Ended Dec. 31,
    1997           $10.40      6.95%      1.00%(A)      5.84%(A)        252%         $300,952
    1996            10.31      4.47%       .98%(A)      5.91%(A)        354%          293,846
    1995            10.47     13.88%       .93%(A)      5.59%(A)        290%          231,886
    1994             9.72     (1.93)%      .90%(A)      5.11%(A)        316%          231,255
    1993            10.43      6.64%       .90%(A)      4.84%(A)        490%          299,529

  --Navigator Class
    Years Ended Dec. 31,
    1997           $10.40      7.45%       .45%(B)      6.40%(B)        252%         $  7,914
    1996            10.31      5.09%       .42%(B)      6.47%(B)        354%            8,082
    1995            10.47     14.45%       .44%(B)      6.08%(B)        290%            4,184
    1994(E)          9.72       .50%(H)    .40%(B,I)    6.44%(B,I)      316%(I)         4,024

Investment Grade Income Portfolio
  --Primary Class
    Years Ended Dec. 31,
    1997           $10.59     10.31%      1.00%(C)      6.28%(C)        259%         $122,100
    1996            10.22      4.31%       .97%(C)      6.42%(C)        383%           91,928
    1995            10.44     20.14%       .88%(C)      6.49%(C)        221%           85,633
    1994             9.27     (4.82)%      .85%(C)      6.09%(C)        200%           66,196
    1993            10.40     11.22%       .85%(C)      5.62%(C)        348%           68,781

  --Navigator Class
    Years Ended Dec. 31,
    1997           $10.59     10.95%       .43%(D)      6.87%(D)        259%         $    252
    1996            10.22      4.88%       .41%(D)      6.99%(D)        383%              243
    1995(F)         10.44      1.42%(H)    .40%(D,I)    6.73%(D,I)      221%(I)           249

High Yield Portfolio
    Years Ended Dec. 31,
    1997           $16.29     15.86%      1.30%         8.60%           116%         $382,143
    1996            15.37     14.91%      1.35%         9.05%            77%          234,108
    1995            14.62     18.01%      1.47%         9.28%            47%          108,417
    1994(G)         13.57     (2.90)%(H)  1.60%(I)      8.40%(I)         67%(I)        53,424

Legg Mason Income Trust, Inc.


                                     Investment Operations                        Distributions From:
                              -------------------------------------  -----------------------------------------------
                                          Net Realized
                                         and Unrealized                                                  In Excess
                   Net Asset     Net     Gain (Loss) on    Total                 In Excess      Net        of Net
                     Value,   Investment  Investments,     From          Net       of Net    Realized     Realized
                   Beginning    Income       Options     Investment  Investment  Investment   Gain on      Gain on        Total
                    of Year     (Loss)     and Futures   Operations    Income      Income   Investments  Investments  Distributions
-----------------------------------------------------------------------------------------------------------------------------------
U.S. Government Money Market Portfolio
     Years Ended Dec. 31,
        1997        $ 1.00     $ .05        $  Nil        $ .05      $ (.05)       $  --     $  --        $  --         $ (.05)
        1996          1.00       .05           Nil          .05        (.05)          --        --           --           (.05)
        1995          1.00       .05           Nil          .05        (.05)          --        --           --           (.05)
        1994          1.00       .04          (Nil)         .04        (.04)          --        --           --           (.04)
        1993          1.00       .03            --          .03        (.03)          --        --           --           (.03)

                                                    Ratios/Supplemental Data
                               -----------------------------------------------------------------
                                                         Net
                   Net Asset                          Investment                    Net Assets,
                    Value,               Expenses    Income (Loss)   Portfolio        End of
                    End of     Total    to Average    to Average      Turnover         Year
                     Year      Return   Net Assets    Net Assets        Rate      (in thousands)
------------------------------------------------------------------------------------------------
U.S. Government Money Market Portfolio
     Years Ended Dec. 31,
        1997       $ 1.00      4.86%       .75%          4.77%          --           $324,696
        1996         1.00      4.81%       .66%          4.71%          --            325,210
        1995         1.00      5.31%       .67%          5.17%          --            316,646
        1994         1.00      3.66%       .69%          3.66%          --            214,576
        1993         1.00      2.80%       .71%          2.76%          --            172,533
------------------------------------------------------------------------------------------------

(A) Net of fees waived by the manager for expenses in excess of voluntary expense limitations of: 0.85% until August 31, 1992; 0.9% until April 30, 1995; 0.95% until April 30, 1996; and 1.00% until December 31, 1997. If no fees had been waived by the Advisor, the annualized ratio of expenses to average daily net assets for each period would have been as follows: 1997, 1.21%; 1996, 1.26%; 1995, 1.24%; 1994, 1.19%; and 1993, 1.17%.
(B) Net of fees waived by the manager for expenses in excess of voluntary limitations of: 0.4% until April 30, 1995; 0.45% until April 30, 1996; and 0.50% until December 31, 1997. If no fees had been waived by the Advisor, the annualized ratio of expenses to average daily net assets for each period would have been as follows: 1997, .66%; 1996, .69%; 1995, .74%; and 1994,
    .66%.
(C) Net of fees waived and reimbursements made by the manager for expenses in excess of voluntary expense limitations of: 0.85% until April 30, 1995; 0.9% until April 30, 1996; and 1.00% until December 31, 1997. If no fees had been waived by the Advisor, the annualized ratio of expenses to average daily net assets for each period would have been as follows: 1997, 1.39%; 1996, 1.43%; 1995, 1.38%; 1994, 1.40%; and 1993, 1.45%.
(D) Net of fees waived by the manager for expenses in excess of voluntary limitations of: 0.4% until April 30, 1996 and 0.50% until December 31, 1997. If no fees had been waived by the Advisor, the annualized ratio of expenses to average daily net assets for each period would have been as follows:
    1997, .82%; 1996, .88%; and 1995, .82%.
(E) For the period December 1, 1994 (commencement of sale of Navigator Shares) to December 31, 1994.
(F) For the period December 1, 1995 (commencement of sale of Navigator Shares) to December 31, 1995.
(G) For the period February 1, 1994 (commencement of operations) to December 31, 1994.
(H) Not annualized
(I) Annualized

See notes to financial statements.

                      -----------------------------------


Notes to Financial Statements
Legg Mason Income Trust, Inc.
(Amounts in Thousands)

--------------------------------------------------------------------------------

1. Significant Accounting Policies:

           The Legg Mason Income Trust, Inc. ("Trust"), consisting of the U.S. Government Intermediate-Term Portfolio ("Government Intermediate"), the Investment Grade Income Portfolio ("Investment Grade"), the High Yield Portfolio ("High Yield"), and the U.S. Government Money Market Portfolio ("Government Money Market") (each separately referred to as a "Fund" and collectively as the "Funds"), is registered under the Investment Company Act of 1940, as amended, as an open-end, diversified investment company.

           The Government Intermediate and the Investment Grade Portfolios consist of two classes of shares: the Primary Class, offered since 1987, and the Navigator Class, offered to certain institutional investors since December 1, 1994 and December 1, 1995, respectively. The income and expenses of each of these Funds are allocated proportionately to the two classes of shares based on daily net assets, except for Rule 12b-1 distribution fees, which are charged only on Primary shares, and transfer agent and shareholder servicing expenses, which are determined separately for each class.

--------------------------------------------------------------------------------

      Security Valuation

           Portfolio securities in Government Intermediate, Investment Grade and High Yield are valued using market quotations obtained from an independent pricing service. When market quotations are not readily available, securities are valued based on prices received from recognized broker-dealers in the same or similar securities. Fixed income securities with 60 days or less remaining to maturity are valued using the amortized cost method, which approximates current market value.

           The investments of Government Money Market are valued on the basis of amortized cost so long as the Fund's Board of Directors determines that this method constitutes fair value. Under this method, securities are valued at cost when purchased and, thereafter, a constant proportionate accretion or amortization of any discount or premium is recorded until maturity of the security.

      Investment Income and Distributions to Shareholders

           Interest income and expenses are recorded on the accrual basis. Bond premiums are amortized for financial reporting and federal income tax purposes. Bond discounts, other than original issue discounts, are not amortized. Dividends are declared daily and paid monthly for each Fund except High Yield which declares and pays dividends monthly. Dividend income and distributions to shareholders are allocated at the class level and are recorded on the ex-dividend date. When available, net capital gain distributions, which are calculated at a composite level, are declared and paid after the end of the tax year in which the gain is realized. At December 31, 1997, accrued dividends payable were as follows: Government Intermediate, $87; Investment Grade, $29; High Yield, $193; and Government Money Market, $13. There were no capital gain distributions payable at December 31, 1997.

      Investment Transactions

           Security transactions are recorded on the trade date. Realized gains and losses from security transactions are reported on an identified cost basis for both financial reporting and federal income tax purposes. At December 31, 1997 receivables for securities sold and not yet delivered and payables for securities purchased and not yet received for each Fund were as follows:

                                Receivable for        Payable for
                                Securities Sold   Securities Purchased
----------------------------------------------------------------------
Government Intermediate              $12,592       $18,060
Investment Grade                          17         7,780
High Yield                                --            --
Government Money Market                   --        25,000

      Options and Futures

           Upon the purchase of a put option or a call option by a fund, the premium paid is recorded as an investment, the value of which is marked-to-market daily. When a purchased option expires, the fund will realize a loss in the amount of the cost of the option. When a fund enters into a closing sale transaction, the fund will realize a gain or loss depending on whether the sales proceeds from the closing sale transaction are greater or less than the cost of the option. When a fund exercises a put option, it will realize a gain or loss from the sale of the underlying security and the proceeds from such sale will be decreased by the premium originally paid. When a fund exercises a call option, the cost of the security which the fund purchases upon exercise will be increased by the premium originally paid.

           When a fund writes a call option or a put option, an amount equal to the premium received by the fund is recorded as a liability, the value of which is marked-to-market daily. When a written option expires, the fund realizes a gain equal to the amount of the premium received. When a fund enters into a closing purchase transaction, the fund realizes a gain (or loss if the cost of the closing purchase transaction exceeds the premium received when the option was sold) without regard to any unrealized gain or loss on the underlying security, and the liability related to the option is eliminated. When a written call option is exercised, the fund realizes a gain or loss from the sale of the underlying security and the proceeds from such sale are increased by the premium originally received. When a written put option is exercised, the amount of the premium originally received will reduce the cost of the security that the fund purchased upon exercise.

Legg Mason Income Trust, Inc.

--------------------------------------------------------------------------------

           Upon entering into a futures contract, the fund is required to deposit with the broker an amount of cash or cash equivalents equal to a certain percentage of the contract amount. This is known as the "initial margin." Subsequent payments ("variation margin") are made or received by the fund each day, depending on the daily fluctuation in the value of the contract. The daily changes in contract value are recorded as unrealized gains or losses and the fund recognizes a realized gain or loss when the contract is closed. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded.

      Repurchase Agreements

           All repurchase agreements are fully collateralized by obligations issued by the U.S. Government or its agencies and such collateral is in the possession of the Funds' custodian. The value of such collateral includes accrued interest. Risks arise from the possible delay in recovery or potential loss of rights in the collateral should the issuer of the repurchase agreement fail financially. The Funds' investment adviser, acting under the supervision of the Board of Directors, reviews the value of the collateral and the creditworthiness of those banks and dealers with which the Funds enter into repurchase agreements to evaluate potential risks.

      Federal Income Taxes

           No provision for federal income or excise taxes is required since the Funds intend to continue to qualify as regulated investment companies and distribute all of their taxable income to their shareholders.

      Use of Estimates

           The preparation of the financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

2. Investment Transactions:

           For the year ended December 31, 1997 investment transactions (excluding short-term investments) were as follows:

                                                          Purchases                            Proceeds from Sales
                                           -----------------------------------       ----------------------------------
                                           U.S. Gov't. Securities        Other       U.S. Gov't. Securities       Other
      -----------------------------------------------------------------------------------------------------------------
      Government Intermediate                    $639,334             $100,091             $612,717             $118,036
      Investment Grade                            228,061               64,010              197,418               67,602
      High Yield                                       --              449,752                   --              336,759

           At December 31, 1997, cost, gross unrealized appreciation and gross unrealized depreciation based on the cost of securities for federal income tax purposes for each Fund were as follows:

                                        Cost      Appreciation    (Depreciation)
      --------------------------------------------------------------------------
      Government Intermediate        $307,131       $ 4,742         $  (460)
      Investment Grade                125,379         3,685            (517)
      High Yield                      349,862        28,179          (2,890)
      Government Money Market         345,191            --              --

           Unused capital loss carryforwards for federal income tax purposes at December 31, 1997 were as follows: Government Intermediate, $11,085 which expire through 2003; Investment Grade, $471 which expire through 2002; High Yield and Government Money Market have no capital loss carryforwards.

--------------------------------------------------------------------------------

      3. Options and Futures:

           As part of their investment program, Government Intermediate and Investment Grade may utilize options and futures.

           The risk associated with purchasing options is limited to the premium originally paid. Options written by a fund involve, to varying degrees, risk of loss in excess of the option value reflected in the Statement of Net Assets. The risk in writing a covered call option is that a fund may forego the opportunity of profit if the market price of the underlying security increases and the option is exercised. The risk in writing a covered put option is that a fund may incur a loss if the market price of the underlying security decreases and the option is exercised. In addition, there is the risk a fund may not be able to enter into a closing transaction because of an illiquid secondary market or, for over-the-counter options, because of the counterparty's inability to perform. Call and put options written by the Funds and related premiums received during the year were as follows:

                                               Calls               Puts
                                       -----------------------------------------
                                         Actual              Actual
Government Intermediate                Contracts Premiums  Contracts    Premiums
--------------------------------------------------------------------------------
Options outstanding December 31, 1996      156      $ 22         --      $ --
Options written                            497       245      3,469        93
Options closed                            (593)     (260)      (569)      (79)
Options exercised                           --        --     (2,900)      (14)
--------------------------------------------------------------------------------
Options outstanding December 31, 1997       60       $ 7         --      $ --
--------------------------------------------------------------------------------

                                               Calls               Puts
                                       -----------------------------------------
                                         Actual              Actual
Investment Grade                       Contracts Premiums  Contracts    Premiums
--------------------------------------------------------------------------------
Options outstanding December 31, 1996       90      $ 58         --      $ --
Options written                            674       374      4,487       240
Options closed                            (646)     (362)      (213)     (123)
Options expired                             --        --     (1,682)      (48)
Options exercised                         (118)      (70)    (2,570)      (50)
--------------------------------------------------------------------------------
Options outstanding December 31, 1997       --       $--         22     $  19
--------------------------------------------------------------------------------

           The Funds enter into futures contracts as a hedge against anticipated changes in interest rates. There are several risks in connection with the use of futures contracts as a hedging device. Futures contracts involve, to varying degrees, risk of loss in excess of the amounts reflected in the financial statements. The change in the value of futures contracts primarily corresponds with the value of their underlying instruments, which may not correlate with the change in the value of the hedged instruments. In addition, there is the risk that a fund may not be able to enter into a closing transaction because of an illiquid secondary market.

           The open futures positions and related appreciation or depreciation at December 31, 1997 are described at the end of U.S. Government Intermediate's and Investment Grade's respective "Statement of Net Assets."

4. Financial Instruments:

      Forward Currency Exchange Contracts

           As part of its investment program, High Yield may utilize forward currency exchange contracts. The nature and risks of these financial instruments and the reasons for using them are set forth more fully in the Trust's Prospectus and Statement of Additional Information.

           Forward foreign currency contracts are marked-to-market daily using foreign currency exchange rates supplied by an independent pricing service. The change in a contract's market value is recorded by High Yield as an unrealized gain or loss. When the contract is closed or delivery is taken, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Legg Mason Income Trust, Inc.

--------------------------------------------------------------------------------

           The use of forward foreign currency contracts does not eliminate fluctuations in the underlying prices of the Fund's securities, but it does establish a rate of exchange that can be achieved in the future. These forward foreign currency contracts involve market risk in excess of amounts reflected in the Financial Statements. Although forward foreign currency contracts used for hedging purposes limit the risk of loss due to a decline in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency increase. In addition, the Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts. The Fund's adviser will enter into forward foreign currency contracts only with parties approved by the Board of Directors because there is a risk of loss to the Fund if the counterparties do not complete the transaction.

           At December 31, 1997, open forward currency exchange contracts in High Yield were as follows:

                                  Contract to
      Settlement       ------------------------------------      Unrealized
         Date                 Receive               Deliver         Gain
      ---------------------------------------------------------------------
        4/17/98        USD     2,307        DEM      4,000          $69

5. Transactions with Affiliates:

           Each Fund has a management agreement with Legg Mason Fund Adviser, Inc. ("Manager"), a corporate affiliate of Legg Mason Wood Walker, Incorporated ("Legg Mason"), a member of the New York Stock Exchange and the distributor for the Funds. Pursuant to their respective agreements, the Manager provides the Funds with management and administrative services for which each Fund pays a fee, computed daily and payable monthly at annual rates of each Fund's average daily net assets as follows:
      Government Intermediate, .55%; Investment Grade, .60%; High Yield, .65%; and Government Money Market, .50%.

           The Manager has agreed to waive fees to the extent the expenses attributable to Primary Shares and Navigator Shares respectively (exclusive of taxes, interest, brokerage and extraordinary expenses) exceed during any month annual rates based on each respective class' average daily net assets of 1.00% for Primary Shares and 0.50% for Navigator Shares for such month, until the earlier of May 1, 1998, or, with respect to Government Intermediate, until each respective class' net assets reach $400 million, and with respect to Investment Grade, until each respective class' net assets reach $150 million. If Government Intermediate's assets total $400,000 before May 1, 1998, the Manager has agreed not to increase this "cap" by more than 10 basis points. For the year ended December 31, 1997, management fees of $638 and $395, respectively were waived for Government Intermediate and Investment Grade. At December 31, 1997 amounts due to the Manager were as follows:
      Government Intermediate, $95; Investment Grade, $26; High Yield, $211; and Government Money Market, $147.

           Western Asset Management Company ("Adviser"), a wholly owned subsidiary of Legg Mason, Inc., and a corporate affiliate of the Manager and Legg Mason, serves as investment adviser to the Funds. The Adviser is responsible for the actual investment activity of each Fund. The Manager pays the Adviser a fee, computed daily and payable monthly, at an annual rate of up to: 40% of the Management fee for Investment Grade; 77% for High Yield; and 30% for Government Money Market. For U.S. Government Intermediate the Manager pays the Adviser a fee, computed daily and payable monthly, of 0.20% of its average daily net assets, not to exceed the fee received by the Manager.

           Legg Mason, as distributor of the Funds, receives from Government Intermediate, Investment Grade, and High Yield an annual distribution fee of 0.25% and an annual service fee of 0.25% of the average daily net assets of Primary shares, computed daily and payable monthly. Effective January 10, 1997, Government Money Market began compensating Legg Mason for distribution costs and services at an annual rate equal to 0.10% of its average daily net assets. Although Legg Mason has agreed to limit such fees paid by the Fund to 0.10% until January 10, 1999, Government Money Market may, after that date, pay Legg Mason a fee for its distribution services in an amount not to exceed an annual rate of 0.20% of the Fund's average daily net assets. At December 31, 1997, distribution and service fees due to the distributor were as follows: Government Intermediate, $128; Investment Grade, $50; High Yield, $156; and Government Money Market, $30.

           Legg Mason also has an agreement with the Funds' transfer agent to assist it with some of its duties. For this assistance, Legg Mason was paid the following amounts by the transfer agent for the year ended December 31, 1997: Government Intermediate, $41; Investment Grade, $14; High Yield, $45; and Government Money Market, $83.

--------------------------------------------------------------------------------

6. Line of Credit:

           The Funds, except for Government Money Market, but including certain other Legg Mason Funds, participate in a $75 million line of credit ("Credit Agreement") to be utilized as an emergency source of cash in the event of unanticipated, large redemption requests by shareholders. Pursuant to the Credit Agreement, each participating Fund is liable only for principal and interest payments related to borrowings made by that Fund. Borrowings under the line of credit bear interest at prevailing short-term interest rates. For the year ended December 31, 1997, the Funds had no borrowings under the line of credit.

7. Acquisition of Bartlett Fixed Income Fund and Bartlett Short Term Bond Fund:

           On December 20, 1996, Government Intermediate acquired all the net assets of the Bartlett Fixed Income Fund ("Fixed Income") and the Bartlett Short Term Bond Fund ("Short Term") pursuant to a plan of reorganization approved by Fixed Income and Short Term shareholders on December 6, 1996. The acquisition was accomplished by a tax-free exchange of 7,763 shares of Government Intermediate (valued at $80,196) for the 6,733 shares of Fixed Income and the 1,359 shares of Short Term outstanding on December 20, 1996. The net assets of Fixed Income ($66,916, including $436 of unrealized appreciation and $2,730 of accumulated net realized losses) and Short Term ($13,280, including $9 of unrealized appreciation and $400 of accumulated net realized losses) were combined with those of Government Intermediate. The aggregate net assets of Government Intermediate immediately before the acquisition were $223,282 and were $303,478 immediately following the acquisition.

8. Fund Share Transactions:

           At December 31, 1997, there were 1,000,000 shares authorized at $.001 par value for all portfolios of the Trust. Share transactions were as follows:

                                                                 Reinvestment
                                                 Sold          of Distributions        Repurchased            Net Change
                                          -----------------    ----------------     -----------------      ----------------
                                          Shares     Amount    Shares   Amount      Shares     Amount      Shares    Amount
---------------------------------------------------------------------------------------------------------------------------
      Government Intermediate
      --Primary Class
        Year Ended December 31, 1997       7,011   $ 72,238     1,458  $15,020     (8,029) $   (82,584)      440   $ 4,674
        Year Ended December 31, 1996      12,900(A) 132,962(A)  1,168   11,976     (7,697)     (78,995)    6,371    65,943

      --Navigator Class
        Year Ended December 31, 1997         444      4,554        44      454       (511)      (5,264)      (23)     (256)
        Year Ended December 31, 1996         795(B)   8,281(B)     25      256       (435)      (4,483)      385     4,054

      Investment Grade
      --Primary Class
        Year Ended December 31, 1997       4,258     44,149       547    5,662     (2,271)     (23,393)    2,534    26,418
        Year Ended December 31, 1996       3,465     35,043       471    4,758     (3,144)     (31,762)      792     8,039

      --Navigator Class
        Year Ended December 31, 1997          --         --        --       --         --           --        --        --
        Year Ended December 31, 1996          --         --        --       --         --           --        --        --

      High Yield
        Year Ended December 31, 1997      15,869    253,216     1,464   23,407     (9,107)    (145,478)    8,226   131,145
        Year Ended December 31, 1996      11,299    170,050       846   12,709     (4,331)     (65,214)    7,814   117,545

      Government Money Market
        Year Ended December 31, 1997   1,269,493  1,269,493    15,246   15,246 (1,285,276)  (1,285,276)     (537)     (537)
        Year Ended December 31, 1996   1,245,629  1,245,629    14,984   14,984 (1,252,091)  (1,252,091)    8,522     8,522

(A) Includes 6,202 shares valued at $64,070 and 1,272 shares valued at $13,140 issued in connection with the acquisition of Fixed Income and Short Term, respectively, as described in footnote 7.
(B) Includes 275 shares valued at $2,846 and 14 shares valued at $140 issued in connection with the acquisition of Fixed Income and Short Term, respectively, as described in footnote 7.

Report of Independent Accountants

To the Shareholders and Directors of Legg Mason Income Trust, Inc.:

   We have audited the accompanying statements of net assets of Legg Mason U.S. Government Intermediate-Term Portfolio, Investment Grade Income Portfolio, High Yield Portfolio and U.S. Government Money Market Portfolio ("the Funds") as of December 31, 1997, and the related statements of operations, the statements of changes in net assets and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

   We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1997 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

   In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Legg Mason U.S. Government Intermediate-Term Portfolio, Investment Grade Income Portfolio, High Yield Portfolio and U.S. Government Money Market Portfolio as of December 31, 1997, and the results of their operations, their changes in net assets and their financial highlights for each of the periods indicated therein, in conformity with generally accepted accounting principles.



                                                      COOPERS & LYBRAND L.L.P.


Baltimore, Maryland
January 30, 1998

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